SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

NORTH STATE BANCORP

(Exact name of Registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-49898	65-1177289
(Commission file Number)	(IRS Employer ID Number)

6200 Falls of the Neuse Road, Raleigh, North Carolina 27609

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 919-855-9925

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2004, the Company issued a press release announcing the date of record for its previously announced 15% stock dividend in the form of a 23-for-20 stock split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated September 27, 2004 of North State Bancorp (the “Company”), announcing the date of record for its previously announced 15% stock dividend in the form of a 23-for-20 stock split.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North State Bancorp

Date: September 27, 2004	By:	/s/ Kirk A. Whorf
	Name:	Kirk A. Whorf
	Title:	Chief Financial Officer

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